Exhibit 10

                                                                     Appendix A
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Pursuant to Section 10 of the AT&T 2004 Long Term Incentive Program (the "Plan")
of AT&T Corp. ("AT&T" or the "Company"), and in accordance with the terms and conditions of the Plan, a copy of which is available to you*, and your agreement to the further terms, conditions and restrictions set forth below, you have been granted, as of the date of grant set forth below, a number of restricted stock units ("Restricted Stock Units"), as set forth below. Each Restricted Stock Unit, upon termination of the restrictions related thereto will be converted into one share of AT&T common stock ("Share").

The Plan is hereby incorporated by reference and made a part hereof. The grant and this Agreement are subject to all terms and conditions of the Plan, and the parties agree to be bound by the terms thereof. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall control. The AT&T Board of Directors and the Committee shall have the right, in its discretion, to alter or amend the Plan and this Agreement, from time to time, consistent with the terms of the Plan. The term "AT&T/SBC Board of Directors" as used in this Agreement (i) in the event that you have continued as a member of the Board of Directors of SBC Communications, Inc. ("SBC") after the consummation of the proposed acquisition of AT&T by SBC, shall mean the SBC Board of Directors, and (ii) in all other cases, shall mean the Board of Directors of AT&T.

  Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

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Participant
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Social Security Number              xxx-xx-xxxx
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Number of Restricted Stock
Units Granted
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Date of Grant
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Scheduled         Subject to your continued  tenure as a member of  the AT&T/SBC
Vesting Dates     Board  of  Directors and  subject  to  early  vesting  ("Early
                  Vesting")  in certain  circumstances  as  set  forth  in  this
                  Agreement,  the Restricted Stock Units  shall vest and  become nonforfeitable  as follows (each, a "Scheduled Vesting Date"):
                  |X|  50% of this  Restricted Stock Unit Award will vest on the
                       second anniversary date of this grant;
                  |X|  25% of this Restricted Stock Unit Award will  vest on the
                       third anniversary date of this grant; and
                  |X|  the final 25% of  this Restricted Stock  Unit Award  will
                       vest on the fourth anniversary date of this grant.
                  All Shares will be rounded down to the nearest whole Share and all rounded Shares will become vested in the final period.
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Effectiveness     This  Restricted Stock Unit Award Agreement (this "Agreement")
of Agreement      shall  be  effective  only  if and  when  AT&T  receives  your acceptance of  the terms of  this Agreement as required below.
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Fair Market       Fair Market Value  shall mean the average of  the high and low
Value             per Share sale prices of AT&T common stock trading  on the New
                  York Stock  Exchange on any date of  determination (or, if  no sales are  reported on such date, the average of the  high and low  per Share sale prices of AT&T common stock trading on the
                  New York Stock Exchange on the next trading date).
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Book Entry        As soon  as administratively practicable  after any Restricted
of Shares         Stock  Units vest, AT&T  will  deliver  to  you or  your legal
                  representative  a   statement  reflecting  ownership  of   the
                  corresponding  Shares in  book entry form. You are responsible for complying with any securities and exchange control laws or any other  legal requirements applicable to  you in connection with  the vesting  and/or distribution of Shares in respect of the Restricted Stock Units.
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Dividend          A cash  payment in an amount equal to the dividend  payable on
Equivalent        one Share, on  the record date for such dividend, will be made
Payments          to you for each Restricted Stock Unit held by you that has not been forfeited, cancelled or converted to a Share as soon as reasonably practicable following such dividend record date.
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* copies of all applicable documents are included with this award agreement

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Termination of    Your termination of tenure as a member of the AT&T/SBC Board
Tenure and this   of Directors, will cause all Restricted Stock Units not
Restricted Stock  previously vested to be cancelled effective with your
Unit Award        termination date, except as described below:
Agreement

     Retirement   a)  upon retirement from the AT&T/SBC Board of Directors, then this Award shall be subject to Early Vesting in full.

     Disability   b)  upon  termination of  tenure as  a member of  the AT&T/SBC
                      Board of Directors due to disability, then this Award shall be subject to Early Vesting in full.

     Death        c)  upon  termination of  tenure as a  member of  the AT&T/SBC
                      Board of Directors due to death, then this Award shall be subject to Early Vesting in full.

     Other        d)  upon  consummation of  the acquisition of  AT&T by SBC, if you  do  not continue  as a  member of  the SBC  Board  of
                      Directors,  then  this  Award shall  be  subject  to Early
                      Vesting in full.
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Early Vesting     Any portion of this Restricted Stock Unit that becomes subject to  vesting prior to a  Scheduled Vesting  Date in  accordance with  Termination  of Tenure and  this  Restricted  Stock Unit
                  Award Agreement, above.
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Distribution      In  the case of  your  death, any  distribution  of Shares  in
upon Death        respect of the  Restricted Stock Units granted hereunder shall
                  be  made  to   your  estate.   You  may,  in  accordance  with
                  procedures established by the Committee, designate one or more beneficiaries to receive all or part of any distribution to be made  hereunder in case of  your death, and you may  change or revoke such  designation  at any time.  In  the  event of your death, any  distribution  hereunder that is subject  to such a designation  (to  the  extent  such designation  is valid  and enforceable  under  applicable  law) shall  be  made  to  such
                  beneficiary   or  beneficiaries  in   accordance   with   this
                  Agreement.  If  there shall  be any  question as  to the legal right of  any beneficiary to receive a distribution hereunder, the amount in question shall be distributed to your estate, in which  event  neither  AT&T  nor any Affiliate shall have  any further liability to anyone with respect to such distribution.
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Change in         Upon a  Change in Control (as  defined in Section 2(e) of  the
Control           Plan), other than  the consummation of the acquisition of AT&T by  SBC pursuant to  the Agreement  and Plan  of  Merger dated
                  January 30, 2005,  this Restricted Stock  Unit Award will vest immediately in full in  accordance with  Section 11(e) of  the
                  Plan, and the Shares in respect of such Restricted Stock Units will be distributed immediately.
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Transferability   At all times prior to  the vesting of a Restricted Stock Unit, such  Restricted Stock  Unit shall be nontransferable  and may not be pledged, assigned or alienated in any way.
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* copies of all applicable documents are included with this award agreement
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
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Other Corporate   Anything  in this Agreement to the  contrary  notwithstanding,
Provisions        if, at any time specified herein for the issuance of Shares to you, any law, regulation or requirement of any governmental authority having jurisdiction shall require either the Company or you to take any action in connection with the Shares then to be issued, the issuance of such Shares shall be deferred until such action shall have been taken.

                  Any dispute or disagreement which shall arise under, or as a result of, or pursuant to, this Agreement shall be determined by the AT&T Board of Directors or the Committee in its absolute and uncontrolled discretion, and any such determination or any other determination by the AT&T Board of Directors or the Committee under or pursuant to this Agreement and any interpretation by the AT&T Board of Directors or the Committee of the terms of this Agreement shall be final, binding and conclusive on all persons affected thereby.

                  Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of this Agreement and the Plan by the AT&T Board of Directors or the Committee shall be final and conclusive.

                  The AT&T Board of Directors or the Committee may amend this Agreement provided that no such amendment shall impair your rights hereunder without your consent.

                  You shall not have the right to vote the Shares underlying the Restricted Stock Units or, except as set forth above with respect to dividend equivalents, any other rights as a holder of Shares until such time as the Restricted Stock Units shall have vested and the Shares underlying the vested Restricted Stock Units shall have been delivered to you.

                  The validity, construction and effect of this Agreement shall be determined in accordance with the laws of the State of New York and applicable Federal law.
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Please indicate your acceptance of the terms of this Restricted Stock Unit Award
Agreement and acknowledge that you have reviewed copies of the Plan, and the Guideline summary, in each case as currently in effect and available to you*, by signing at the place provided and returning original of this Restricted Stock Unit Award Agreement.

ACCEPTED AND AGREED:



/s/ Mirian Graddick-Weir
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     AT&T Corp.                                  Participant Signature



* copies of all applicable documents are included with this award agreement